Exhibit 99.2

[logo] IMPERIAL CAPITAL

150 South Rodeo Drive, Suite 100, Beverly Hills, CA 90212
Phone: (310) 246-3700 / (800) 929-2299

October 26, 2004

Mr. Richard C. Ford
Chief Executive Officer
PURADYN FILTER TECHNOLOGIES, INC.
2017 High Ridge Road
Boynton Beach, FL 33426

Dear Mr. Ford:

         Pursuant to this letter (the "Agreement") Puradyn Filter Technologies, Inc. (which together with its subsidiaries is hereinafter referred to as the "Company") agrees to engage Imperial Capital, LLC ("IC") to act as exclusive financial advisor to the Company in connection with (a) any private placement of debt or equity securities for the Company (the "Financing"), on a best efforts basis on the terms satisfactory to the Company and in compliance with federal and state securities laws and (b) a possible transaction or series of transactions representing a merger, consolidation or any other business combination, sale of all or a substantially all of the business securities or assets of the Company, one or more divisions of the Company, any recapitalization or spinoff or any transaction which is structured to substantially achieve the same result (each, a "Transaction").

         Section 1. Services to be Rendered. In connection with a Financing, IC's services to the Company may include: (i) assisting in the preparation of materials describing the Company, its operations, historical performance and future prospects including materials to be used in selling any securities of the Company (the "Offering Materials"); (ii) identifying and contacting selected qualified purchasers approved by the Company (the "Purchasers") of the proposed Financing and furnishing them, on behalf of the Company, with copies of the Offering Materials; (iii) arranging for potential Purchasers to conduct business investigations and (iv) assisting you in choosing the form of and structuring and negotiating the Financing. Nothing contained herein constitutes a commitment on the part of IC to purchase any of the securities comprising the Financing. In connection with this engagement, in respect to a Transaction, IC's services may include: (i) advising on a proposed purchase or sale price and form of consideration; (ii) assisting the Company in structuring a Transaction; (iii) identifying and contacting selected qualified buyers ("Buyers") for any Transaction; (iv) arranging for potential Buyers to conduct business investigations; (v) assisting in negotiating the financial aspects of any Transaction; and (vi) assisting the Company in preparing and/or updating Offering Materials describing the Company and its subsidiaries as well as historical performance and future prospects.

         Section 2. Compensation. As reasonable compensation for services to be provided by IC hereunder, the Company agrees to pay IC:

         (a) a retainer of $100,000 (the "Retainer") payable in cash upon the Company's acceptance of this engagement letter;

         (b) with respect to a Transaction, a success fee equal to 2.5% of the Aggregate Consideration (defined below) received by the Company or its shareholders in connection with the sale of all or substantially all of the securities or assets of the Company; and

         (c) with respect to a Financing, a cash fee of 2.5% of the principal amount of any debt or equity securities sold or arranged to any purchasers not listed on Schedule II.

Mr. Richard C. Ford
PURADYN FILTER TECHNOLOGIES, INC.
October 26, 2004


The exclusion (with respect to Section 2(c)) of the purchasers listed on
Schedule II will expire 90 days after the signing of this Agreement and will be limited to $5.0 million in Financing. Fees payable to IC under Section 2(a) will be credited against any fees due under Section 2(b) or Section 2(c). The cash fees in Section 2(b) and Section 2(c) will be payable out of the proceeds of and upon consummation of any Transaction or Financing.

"Aggregate Consideration" in a Transaction shall mean the aggregate amount of consideration received by the Company and/or its respective shareholders, the amount of any debt assumed or repaid, any preferred stock redeemed and consideration received with respect to the exercise or termination of options, warrants or other rights of conversion.

A Transaction shall be deemed to have been consummated upon the earliest of any of the following events to occur: (i) the acquisition of a majority of the outstanding common stock of the Company or one of its divisions; (ii) a merger or consolidation of the Company or one of its divisions; (iii) the acquisition of substantially all assets of the Company or one of its divisions; or (iv) in the case of any other Transaction, the consummation thereof. The proposed Financing shall be deemed to have been consummated upon the closing thereof.

In the event that the consideration in a Transaction is paid in whole or in part in the form of securities or other assets, the value of such securities or other assets, for the purposes of calculating IC's fee, shall be the fair market value thereof, as the parties hereto shall mutually agree, on the day prior to the consummation of a Transaction; provided that, if such consideration includes securities with an existing public trading market, the value thereof shall be determined by the average of the last sales price for such securities on the last 10 trading days thereof prior to such consummation.

In addition, upon consummation of a Financing and/or Transaction, the Company agrees to reimburse IC for all reasonable out-of-pocket expenses incurred by IC in connection with this engagement. IC will be paid a cash advance of $15,000 upon execution of this agreement, which will be used by IC to defray its out-of-pocket expenses and any unused amounts will be promptly returned to the Company upon termination of the Agreement. Further, the Company will be responsible for all other expenses associated with the Transaction and placement of the Financing including, but not limited to, its own accounting and legal fees, printing and travel costs, and legal costs of the Purchasers. Reimbursement of any reasonable out-of-pocket expenses in excess of $15,000 will be paid to IC promptly by the Company whether or not the proposed Financing and/or Transaction is consummated.

As IC will be acting on your behalf, the Company agrees to the indemnification and other obligations set forth in Schedule I attached hereto, which Schedule is an integral part hereof and incorporated by reference herein.

         Section 3. Term of Engagement. This Agreement may be terminated by either party hereto upon 30 days written notice. Upon any termination or expiration of this Agreement, IC will be entitled to prompt payment of all fees accrued as a result of the completion of a Financing and/or Transaction and all out-of-pocket expenses described above. Sections 2, 3, 5, 6, 9, 10 and 11 of this Agreement and the indemnity and other provisions contained in Schedule I will also remain operative and in full force and effect regardless of any termination or expiration of this Agreement.

In addition, if at any time prior to 24 months after the termination or expiration of this Agreement, the Company enters into a financing transaction(s) or a transaction(s) with proposed Purchasers and/or Buyers introduced to the Company by IC and the Company completes any financing transaction or any transaction(s), IC, in addition to any expense reimbursement due, shall be entitled to payment in full of the compensation described in Section 2 of this Agreement with respect to such financing transaction(s) or any transaction(s).

         Section 4. Cooperation. To the extent possible, the Company will furnish IC with all financial and other information and data as IC reasonably believes appropriate in connection with its activities on the Company's behalf, and shall provide IC access to its officers, directors, employees and professional advisors. In addition, the Company with the assistance of IC will be responsible for preparing the Offering Materials relating to the proposed Financing and/or Transaction. The Company agrees that it and its counsel will be solely responsible for ensuring that a Financing and/or Transaction and the Offering Materials comply in all respects with the applicable law, except with regard to statements or representations with regard to IC. The Company, to the extent possible, authorizes IC to transmit the Offering Materials to qualified prospective Purchasers of the proposed Financing and/or Transaction who the Company authorizes in

Mr. Richard C. Ford
PURADYN FILTER TECHNOLOGIES, INC.
October 26, 2004


writing. The Company will also cause to be furnished to IC at the closing, copies of such agreements, opinions, certificates and other documents delivered at the closing as IC may reasonably request. The Company will promptly notify IC if it learns of any material inaccuracy or misstatement in, or material omission from, any information theretofore delivered to IC.

The Company recognizes and confirms that IC, in connection with performing its services with respect to a Financing and/or Transaction: (i) will be relying without investigation upon all information that is available from public sources or supplied to it by or on behalf of the Company, or its advisors, (ii) shall not in any respect be responsible for the accuracy or completeness of, or have any obligation to verify, the same, (iii) will not conduct any appraisal of any assets of the Company, and (iv) may require that the Offering Materials contain appropriate disclaimers consistent with the foregoing. The Company recognizes and confirms that IC will be relying on the Company for the information that it will be providing to IC.

         Section 5. Confidentiality. The Company agrees that any advice, written or oral, provided by IC pursuant to this Agreement will be treated by the Company as confidential, will be solely for the information and assistance of the Company in connection with its consideration of a transaction of the type referred to in Section I of this agreement and will not be used, circulated, quoted or otherwise referred to for any other purpose, nor will it be filed with, included in or referred to, in whole or in part, in any registration statement, proxy statement or any other communication, whether written (including, without limitation, the Offering Materials) or oral, prepared, issued or transmitted by the Company or any affiliate, director, officer, employee, agent or representative of any thereof, without, in each instance, IC's prior written consent, provided, however, that the foregoing shall not apply to any information which becomes publicly available other than as a result of the breach of IC'S undertakings hereunder, or that which IC is required to disclose by judicial or administrative process in connection with any action, suit, proceeding or claim.

Further, in connection with this engagement of IC, it is contemplated that the Company will supply to IC certain non-public or proprietary information concerning the Company ("Confidential Information"). The Company agrees to use its best efforts to appropriately mark all such information which is delivered in written form. IC shall use Confidential Information solely for the purposes of rendering services pursuant to and in accordance with this engagement and shall not, without the prior written consent of the Company, disclose any Confidential Information to any person, other than its officers, directors, employees and outside advisors with a need to know; provided, however, that the foregoing shall not apply to any information which becomes publicly available other than as a result of the breach of IC's undertakings hereunder, or that which IC is required to disclose by judicial or administrative process in connection with any action, suit, proceeding or claim.

         Section 6. Conflicts. The Company acknowledges that IC and its affiliates may have and may continue to have investment banking and other relationships with parties other than the Company pursuant to which IC may acquire information of interest to the Company. IC shall have no obligation to disclose such information to the Company, or to use such information in connection with any contemplated financing. The Company recognizes that IC is being engaged hereunder to provide the services described above only to the Company and is not acting as an agent or a fiduciary of, and shall have no duties or liability to, the equity holders of the Company or any third party in connection with its engagement hereunder, all of which are hereby expressly waived. No one other than the Company is authorized to rely upon the engagement of IC hereunder or any statements, advice, opinions or conduct by IC.

         Section 7. Exclusivity. The Company agrees that no other financial advisor is or will be authorized by it during the term of this Agreement to perform services on its behalf of the type which IC is authorized to perform hereunder. Except as otherwise provided in Section 2, no fee payable to any other financial advisor either by the Company or any other entity shall reduce or otherwise affect the fees payable hereunder to IC.

         Section 8. Public Announcements. IC shall have the right to place announcements and advertisements in financial and other newspapers and journals, at its own expense, describing their services in connection with the Financing and/or Transaction, provided that IC obtain the Company's written consent, which consent will not be unreasonably withheld.

Mr. Richard C. Ford
PURADYN FILTER TECHNOLOGIES, INC.
October 26, 2004


         Section 9. Complete Agreement; Severability; Amendments; Assignment. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes any prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both IC and the Company. This Agreement may not be assigned by either party without the prior written consent of the other party.

This Agreement shall be binding upon and inure to the benefit of the Company, IC, each Indemnified Person (as defined in Schedule I hereto) and their respective successors and assigns.

         Section 10. Right of Notification. The Company agrees that it shall notify IC of any plans it may have to pursue any private placement or public offering of securities for the Company and shall offer IC the right to participate in such private placement or equity offering, on terms and for fees which are mutually acceptable to the Company and IC. The foregoing notwithstanding, under no circumstances shall IC be obligated to accept any offer to act as the Company's placement agent or underwriter in any such private placement or equity offering.

         Section 11. Governing Law; Forum. This Agreement will be governed by, and construed in accordance with, the laws of the state of New York applicable to agreements made and to be performed entirely in such state. Each of the Company and IC agree that IC shall be entitled to reimbursement of reasonable attorneys fees and other costs in any action or proceeding based hereon, or arising out of IC's engagement hereunder. Any controversy, claim or dispute relating to this letter agreement shall be resolved by binding arbitration in accordance with the rules of the American Arbitration Association pursuant to an arbitration conducted in New York. Judgment upon such arbitration may be entered in any court having jurisdiction thereof. This letter agreement shall be interpreted and enforced in accordance with the substantive laws of the State of New York applicable to contracts made and to be performed therein.

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to IC the enclosed original copy of this Agreement.

Very truly yours,

IMPERIAL CAPITAL, LLC


By: /s/ Christopher P. Shepard
------------------------------
Christopher P. Shepard
Executive Vice President

                           Accepted as of the date written above,

                           Puradyn Filter Technologies, Inc.

                           By: /s/ Richard C. Ford
                           -----------------------
                           Richard C. Ford
                           Chief Executive Officer